EXHIBIT 99.906 CERT
                               906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: ROYCE VALUE TRUST, INC.

In connection with the amended report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The amended report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Amended Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.





Date:  October 1, 2003
                                                         /s/ Charles M. Royce
                                                         Charles M. Royce
                                                         President

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: ROYCE VALUE TRUST, INC.

In connection with the amended report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The amended report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Amended Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.





Date:  October 1, 2003
                                                         /s/ John D. Diederich
                                                         John D. Diederich
                                                         Chief Financial Officer